SunAmerica Series Trust

Supplement to the Prospectus dated May 1, 2001

The following information on page 56 of the Prospectus pertaining to SAAMCo (High-Yield Bond Portfolio) is replaced in its entirety with the following:

Portfolio	Adviser/ Subadviser	Name and Title of Portfolio Manager (and/or Management Team)	Experience
High-Yield Bond Portfolio	SAAMCo	Jeffrey J. Gary Portfolio Manager

Mr. Gary joined SAAMCo in 2001 as a portfolio manager. In addition to his position with SAAMCo, Mr. Gary is currently Managing Director. Prior to joining SAAMCo, he was a Senior Vice President and Public High Yield Portfolio Manager with American General Investment Management, LP from April 1998 to October 2001. From 1996 to 1998, he was Managing Director and Portfolio Manager for Koch Capital Service, Inc.

Dated: April 1, 2002